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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 11, 2007

                        ENTHRUST FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its charter)

            Delaware                    0-23965               84-1374481
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  (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)              File Number)        Identification No.)

      47 School Avenue, Chatham, New Jersey                       07928
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     (Address Of Principal Executive Office)                    (Zip Code)

        Registrant's telephone number, including area code (973) 635-4047

                        ENTRUST FINANCIAL SERVICES, INC.
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

On January 11, 2007 (the "Effective Date"), the registrant reincorporated in the State of Delaware by merger (the "Merger") with and into Enthrust Financial Services, Inc., a corporation organized by the registrant under the laws of the State of Delaware ("Enthrust"). On the Effective Date, in accordance with the applicable provisions of the Colorado Revised Statutes and the Delaware General Corporate Laws, the registrant consummated the Merger and Enthrust became the surviving entity, the officers, directors and shareholders of Entrust became the officers, directors and stockholders of Enthrust without any change in their position(s) or beneficial ownership in the registrant.

In connection with the Merger, the registrant filed a Definitive Information Statement on Schedule 14C (the "Information Statement") with the U.S. Securities and Exchange Commission on December 20, 2006 and mailed a copy of that Information Statement its shareholders on December 22, 2006. A copy of the Information Statement is attached hereto as Exhibit 99.1.

In addition to the aforesaid changes, on the Effective Date, the registrant's trading symbol on NASDAQ's Over-The-Counter Bulletin Board was changed to "EFSV".

Pursuant to the Information Statement, the registrant anticipated that the Merger would be with a corporation it organized under the laws of the State of Delaware with the same name. However, subsequent to the filing of the Information Statement the registrant was informed by the Division of Corporations of the State of Delaware that the State's Banking Commissioner would not approve the registrant's continued use of "Entrust" in the State of Delaware. In view of that, the registrant changed the name of the surviving corporation to "Enthrust Financial Services, Inc." prior to the consummation of the Merger.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

      EXHIBIT
         NO.                            DESCRIPTION
      -------                           -----------
        2.1 Agreement and Plan of Merger between Entrust Financial Services, Inc. and Enthrust Financial Services, Inc.*

        2.2     Statement of Merger filed with the Colorado Secretary of State*

        2.3 Certificate of Merger filed with the Delaware Secretary of State*

        3.1     Certificate of Incorporation of Enthrust Financial Services,
                Inc.*

        3.2     Bylaws of Enthrust Financial Services, Inc.*

       99.1     Definitive Information Statement on Schedule 14C.(1)

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*Filed herewith

(1) Incorporated by referenced to the Definitive Information Statement on
Schedule 14C filed with Commission on December 20, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               Enthrust Financial Services, Inc.

Dated: January 22, 2007                        By: /s/ Arnold P. Kling
                                                   -----------------------------
                                                   Arnold P. Kling,
                                                   President

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